UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 25, 2005

Higher Education Funding I

(Issuer of the Notes)

Consolidation Loan Funding II, LLC

(Depositor of the Issuer of the Notes)

(Exact Name of Co-Registrant as Specified in its Charter)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-121494-01 333-121494-03	41-6527138 36-4546571
(Commission File Numbers)	(I.R.S. employer identification number)

9477 Waples Street, Suite 100 San Diego, California 92121	9477 Waples Street, Suite 100 San Diego, California 92121
(Address of Principal Executive Offices)	(Address of Principal Executive Offices)

(858) 320-6799

(858) 320-6799

(Co-Registrant’s Telephone Number, Including Area Code)

Not Applicable

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

See the monthly statement attached as Exhibit 20.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K.

Exhibit No.	Document Description
20.1	Monthly statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 1, 2005	HIGHER EDUCATION FUNDING I, as Co-Registrant
By: Goal Financial, LLC, as Issuer Administrator of Higher Education Funding I

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

December 1, 2005	CONSOLIDATION LOAN FUNDING II, LLC, as Co-Registrant
By: CLF II Management Corp., as Manager of Consolidation Loan Funding II, LLC

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

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EXHIBIT INDEX

Exhibit No.	Document Description
20.1	Monthly statement.

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